UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2013

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)
310-787-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2013, Farmer Bros. Co., a Delaware corporation (the “Company”), entered into a Letter Agreement regarding Waiver of Event of Default (the “Waiver Agreement”) in connection with the Amended and Restated Loan and Security Agreement, dated September 12, 2011, as amended (the “Loan Agreement”), among the Company and its wholly-owned subsidiary, Coffee Bean International, Inc., as Borrowers, certain of the Company’s other subsidiaries, as Guarantors, the lenders (“Lenders”) party thereto, and Wells Fargo Bank, National Association ("Wells Fargo"), as Agent for and on behalf of the Lenders. Pursuant to the Waiver Agreement, Agent and the Lenders agreed to waive the event of default arising under the Loan Agreement as a result of the Company’s failure to furnish, in a timely manner, its audited consolidated financial statements and unaudited consolidating financial statements, and the accompanying notes thereto, together with the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, for the fiscal year ended June 30, 2013; provided that the Company furnish to Agent such financial information not later than October 15, 2013. Failure to furnish such financial information on or before such date will constitute an event of default under the Loan Agreement.
The foregoing description of the Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the Waiver Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Loan Agreement, a copy of which was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 filed with the Securities and Exchange Commission (“SEC”) on September 12, 2011.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 3, 2013, the Company received a notification letter (“NASDAQ Letter”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“NASDAQ”) advising the Company that it is not in compliance with NASDAQ Listing Rule 5250(c)(1) for continued listing due to the Company’s failure to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended June 30, 2013 on a timely basis. The NASDAQ Letter was anticipated given the Company’s inability to complete its previously announced restatement of certain prior period financial statements necessary in order to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2013 by the September 30, 2013 deadline under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NASDAQ Letter was issued in accordance with standard NASDAQ procedures and has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Market.
The NASDAQ Letter indicated that the Company has until December 2, 2013 to submit a plan explaining how it expects to regain compliance. If NASDAQ approves the Company’s plan, it can grant the Company an extension of up to 180 calendar days from the due date of the Form 10-K (or until March 31, 2014) to regain compliance.

Item 7.01. Regulation FD Disclosure.
The Company issued a press release on October 4, 2013, disclosing its receipt of the NASDAQ Letter. A copy of the press release is furnished herewith as Exhibit 99.1.
The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in this report are not based on historical facts and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like "anticipates," "estimates," "projects, " "expects, " "plans, " "believes, " "intends, " "will, " "assumes" and other words of similar meaning. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated in this report. These risks and uncertainties include the risk that additional information may become available in preparing and auditing the Company’s financial statements which would require the Company to make additional corrections, the ramifications of the Company’s inability to timely file periodic and other reports with the SEC, the Company’s ability to regain compliance under the NASDAQ listing rules, the risk of litigation or governmental investigations or proceedings relating to these matters, the implications under the Loan Agreement of failing to perform as and when required in the Waiver Agreement and the implications under the Loan Agreement of failing to comply with the terms thereof. Certain risks and uncertainties related to the Company’s business are or will be described in greater detail in the Company’s filings with the SEC. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.
Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1
Letter Agreement regarding Waiver of Event of Default, dated October 3, 2013, by and among Farmer Bros. Co. and Coffee Bean International, Inc., as Borrowers, Coffee Bean Holding Co., Inc. and FBC Finance Company, as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent.

99.1	Press release of Farmer Bros. Co. dated October 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Letter Agreement regarding Waiver of Event of Default, dated October 3, 2013, by and among Farmer Bros. Co. and Coffee Bean International, Inc., as Borrowers, Coffee Bean Holding Co., Inc. and FBC Finance Company, as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent.

99.1	Press release of Farmer Bros. Co. dated October 4, 2013